Loans Held-for-Sale	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Loans Held-for-Sale
Loans Held-for-Sale

The majority of our mortgage loans originated as LHFS are sold into the secondary market on a whole loan basis or by securitizing the loans into agency, government, or private label mortgage-backed securities. At December 31, 2017 and 2016, LHFS totaled $4.3 billion and $3.2 billion, respectively. For the years ended December 31, 2017, 2016 and 2015, we had net gains on loan sales associated with LHFS of $267 million, $301 million, and $288 million, respectively.

At December 31, 2017 and 2016, $21 million and $32 million, respectively, of LHFS were recorded at lower of cost or fair value. The remainder of the loans in the portfolio are recorded at fair value as we have elected the fair value option.